Exhibit 99.1

2006 Pacific Growth Equities Technology Conference November 8, 2006

Cautionary Note Regarding Forward-Looking Statements All forward-looking statements contained in this presentation are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the business operations and prospects for the Company and its subsidiaries, the outlook for the revenues and earnings of the Company in 2006 and 2007, and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the timely and successful development, production and market acceptance of new and enhanced products, services, technologies and businesses of the Company; the risk of customers delaying, deferring or canceling purchase orders or making smaller purchases than expected; the ability of the Company to obtain adequate supplies of key components and materials for its products and technologies on a timely and cost-effective basis; the ability of the Company to expand the scope, markets and business segments of its offerings; the effects of competition; changes in customer and industry demand and preferences; the ability of the Company to attract, retain and motivate key personnel; the effects of pending and future litigation, claims and disputes; changes in the energy industry generally and in the natural gas and electricity industries in particular, including price levels; general economic, market and business conditions; and other risks, uncertainties and other factors identified from time to time in the Company's filings with the Securities and Exchange Commission. The forward-looking statements in this presentation speak only as of the date hereof and are based on the current plans and assumptions of management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

Operational Organization Chart Metretek Technologies PowerSecure, Inc. Southern Flow MM 1995-2 Met-Fl. An Energy Services and Technology Company Oilfield Services AMR & Telemetry DG & Energy Services

MEK Shareholder Data Stockholders Equity (1) Common Shares Outstanding (2) Current Stock Price (2) Current Market Cap 52 Week Stock Price Range 2006 EPS (diluted) Guidance (3) $ 53.8 15.8 $ 13.20 $ 208.0 $ 3.60--$ 19.80 $ .68-$.72 As of September 30, 2006 As of October 30, 2006 Guidance as of November 6, 2006 (Amounts in millions, except per share data)

Key Financial Data 2007 (1) (guidance) 2006 (2) (guidance) 2005 (2) 2004 (2) Revenues 137,000 117,000 47,252 35,177 Income-continuing operations (2) 15.5 million 11-12 million 2,634 1,575 Avg. Diluted Shares EPS-Diluted (2) 17,500 $0.89 16,700 $0.68-$0.72 13,361 $0.20 10,036 $0.03 2007 and 2006 Guidance update as of November 6, 2006 Income from continuing operations excludes "Deemed Distributions" on Preferred Stock (n/a in 2005) and losses from discontinued operations (Amounts in Thousands)

Selected Financial Data % Change 9 Mos. 2006 9 Mos. 2005 PowerSecure: Revenues Segment Income 253% 673% (amounts in 68,964 6,563 thousands) 19,525 849 Southern Flow: Revenues Segment Income 27% 66% 12,255 2,196 9,683 1,323 MM 1995-2: Equity Income (net of minority interest) 40% 1,878 1,341 MEK Consolidated.: Revenues Net Income 164% 842% 84,521 7,775 32,023 825

Comments on Guidance 2006 Guidance--$117 million in revenues; net income in range of $11-$12 million EPS Diluted: $0.68--$0.72 2007 guidance--$137 million in revenues; net income of $15.5 million EPS Diluted: $0.89 Performance Target of 30% average annual growth in EPS

PowerSecure, Incorporated Principal Business--Distributed Generation Energy Business Initiatives EnergyLite, Inc. PowerServices, Inc. UtilityEngineering, Inc. Federal Markets

PowerSecure's Track Record 2002 (A) 2003 (A) 2004 (A) 2005 (A) 2006 (F) Revenues 8229000 17122000 18630000 30200000 97000000 Revenues A = Actual F = Forecast

Distributed Power Generation Provides onsite power generation facilities to industrial and commercial customers Generation used by customers for both "backup" power and peak-shaving "Backup" power provides security and reliability Peak-shaving allows savings in electricity costs Investment cost is recovered from energy savings

4,000 kw IDG@ System at Large Pharmaceutical Company

400 kw Mobile IDG@ System

Mobile IDG@ Fleet Supporting Fortune 500 Company

What Makes PowerSecure's Business Model Unique? Unique Primary sales channels Pro-actively develops every project IP and Proprietary Software Controls/Monitoring System Proprietary Product Designs

What is Peakshaving? Embedded in Regulated Rates of many Utilities Requires that Customer's Facility must be "off- grid" during certain peak energy usage periods Energy savings becomes cash flow stream used to recover capital cost of DG facility Penalty (loss of energy savings) if facility is not "off grid" when required

Peakshaving Process Must be Managed System must "interconnect" with Utility Grid System must operate in "parallel" with Utility Grid System must be capable of being monitored and controlled remotely Customer must be off grid when required PowerSecure's Toolbox: proprietary software, engineering talent, system designs, monitoring system, control routines and switchgear

How Big is the Potential Market? Coal Nuclear Gas Hydro Fuel Oil Biomass Other Source of Power 1976333 788556 714600 261545 117591 60042 39000 Annual Electricity Revenues are currently $300 Billion "Other" Category includes Distributed Generation

Will DG Play a Bigger Future Role? Customers desire better reliability associated with power supply Utilities face difficulty in locating/building new Transmission lines Permitting process for onsite DG system is far simpler than large power plant

PowerSecure - Overview of Electric Utilities Investor Utilities Muni Coop 10820 1840 1380 14,000,000 Commercial & Industrial Locations, served by 2,500 U. S. Electric Utilities PowerSecure' existing utility partnerships cover approximately 4% of the market (610,000 C & I sites) Pending Partnerships will add another 2% of the potential market By the end of 2006, PowerSecure will have been involved in a total of approximately 600 sites.

How Does PowerSecure Sustain Its Growth? New Utility Alliances Geographic Expansion Additional Focus on National Accounts Product Expansion Energy Business Initiatives

PowerSecure - Energy Business Initiatives Energy Lite, Inc. PowerServices, Inc. & Utility Engineering Services, Inc. Federal Markets

Energy Business Initiatives Synergies More products offered through Utility Partnership sales channels Cross-selling opportunities to existing PowerSecure customers Increases depth and efficiency of PowerSecure's professional engineering staff Increases efficiency of all PowerSecure sales and distribution channels

Southern Flow Companies, Inc. MM 1995-2 Business Trust Metretek-Fl

Southern Flow - Overview In Business for over 50 years-predictable and stable Provides Natural Gas Measurement Services to Natural Gas Producers On track for a record year in 2006. Sales up 27%, segment profit up 66%

Equity Interest in MM 1995-2 Oil Field Services Sector-DJ Basin Processes and disposes of formation water produced in association with oil and gas Water disposed by injection into deep, subsurface formations via environmentally sound facilities MEK's equity interest increased from 27% to 36% in 1st Qtr $1.9 million of equity income in 1st nine months of 2006

Metretek-Fl Company stabilized and focused on core products and growth opportunities Breakeven operation in 3rd quarter Outlook for 4th quarter and 2007 very positive $1.6 million contract recently announced. Should enter 2007 with >$2.0 million backlog. 2007 projected to be profitable

Highlights MEK's financial position is healthy and can support future growth of all operations PowerSecure positioned for continuing growth in all its existing product lines and its new business initiatives Southern Flow is poised for a record year in 2006 and continued exceptional performance in 2007 Equity Investment in MM 1995-2 an increasing contributor to net income Metretek-Fl poised for profitable performance in 2007.

More Details on the Business of Metretek and Its Subsidiaries: http://www.metretek.com